Exhibit 99.1

Transcript of the relevant portion of the conference call held by Jazz Pharmaceuticals, Inc.

4:30pm EST, January 5, 2012

[Kate Falberg, Senior Vice President and Chief Financial Officer, Jazz Pharmaceuticals, Inc.]

Turning to the balance sheet, we and Azur Pharma estimate that we ended 2011 with a combined cash balance of close to $240 million and no debt.